Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	Mariner Health Care, Inc.
Boyd Gentry
Senior Vice President and Treasurer
678-443-6872

MARINER HEALTH CARE REPORTS
2004 SECOND QUARTER RESULTS

ATLANTA, GEORGIA – August 9, 2004 – Mariner Health Care, Inc. (“Mariner”) (OTCBB: MHCA) today announced net income for the 2004 second quarter of $3.4 million as compared to a net loss of ($1.7) million for the comparable 2003 period. Revenues decreased $14.8 million, or 3.5% to $411.8 million from $426.6 million for the same period last year, primarily due to facilities divested during the three months ended December 31, 2003. For facilities operated at June 30, 2004, revenues increased 9.4% to $411.6 million from $376.2 million for the three months ended June 30, 2003. Mariner achieved a significant improvement in Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, and certain divestiture and merger related items) to $27.1 million for the second quarter ended June 30, 2004 as compared to $14.7 million for the same period in 2003. For a detailed derivation of Adjusted EBITDA, please refer to the Adjusted EBITDA Reconciliation Schedule attached hereto.

Six Month Results

Consolidated revenues for the six months ended June 30, 2004 decreased 3.5% to $817.9 million from $847.1 million for the comparable 2003 period. The decrease in revenues is primarily related to the divestiture of facilities during the fourth quarter of 2003. Mariner recorded net income of $9.6 million for the six months ended June 30, 2004 as compared to net income of $1.1 million for the comparable 2003 period. Adjusted EBITDA was $52.8 million for the six months ended June 30, 2004, as compared to $32.5 million for the comparable 2003 six-month period. Our average per diem rate for Medicare Part A for same facility operations increased 8.9%, from $298.13 in the six months ended June 30, 2003 to $324.77 for the six months ended June 30, 2004. This resulted in increased revenues of $17.6 million.

Operating Commentary

As a percentage of total revenues, same facility Medicare revenues grew slightly, increasing to 32.3% for the second quarter of 2004 from 32.1% for the same period in 2003. Same facility Medicare revenues associated with Mariner’s skilled nursing and long-term acute care hospital segments accounted for 25.7% and 6.5% of total revenues, respectively, for the second quarter of 2004 compared to 25.6% and 6.4% of total revenues, respectively for the second quarter of 2003.

“Our operational focus continued to yield results during the quarter,” said C. Christian Winkle, Chief Executive Officer. “For the second quarter of 2004, our Adjusted EBITDA margin improved to 6.6% from 3.4% from the same period last year. Furthermore, profitability of both our skilled nursing facility and long-term acute care hospital groups continued to show improvement during the quarter. These improvements reflect the continued success of our operational strategies.”

Mariner Health Care Reports
Second Quarter 2004 Results
August 9, 2004

Merger Agreement

On June 29, 2004, the Company entered into a merger agreement (the “Merger Agreement”) with National Senior Care, Inc. (“NSC”) and NCARE Acquisition Corp. (“NCARE”), a wholly-owned subsidiary of NSC established for the purpose of acquiring the Company. Pursuant to the Merger Agreement, NCARE will acquire the issued and outstanding shares of common stock of the Company for $30.00 per share in cash. The merger is expected to close in the fourth quarter of 2004 and is subject to various conditions contained in the Merger Agreement, including but not limited to the approval of the stockholders of the Company, receipt of financing by NSC and other regulatory, governmental and licensing approvals. Once the Company receives a commitment letter from NSC and NCARE containing customary terms in connection with the financing necessary to consummate the merger, the Company expects to seek stockholder approval of the merger.

About Mariner Health Care

Mariner, headquartered in Atlanta, Georgia, is one of the largest long-term care operators in the United States. Mariner, through its subsidiaries and affiliates, operates 256 skilled nursing and assisted living facilities as well as eleven long-term acute care hospitals representing 31,399 beds across the country. Additional Company information is available at http://www.marinerhealthcare.com.

Important Legal Information

Mariner intends to file a proxy statement regarding the proposed acquisition of Mariner by National Senior Care with the Securities and Exchange Commission (the “SEC”). Before making any voting or investment decisions, investors and shareholders of Mariner are urged to read the proxy statement regarding the acquisition carefully in its entirety when it becomes available, because it will contain important information about the proposed transaction. Once a financing commitment letter has been issued containing customary terms, a definitive proxy statement will be sent to the shareholders of Mariner seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement, if it becomes available, and other documents filed with, or furnished to, the SEC by Mariner at the SEC’s web site at http://www.sec.gov . The definitive proxy statement and other documents may also be obtained for free from Mariner by directing an email request to proxy@marinerhealthcare.com, or a written request to Mariner Health Care, Inc., One Ravinia Drive, Suite 1500, Atlanta, Georgia 30346; Attn: Boyd P. Gentry, SVP-Treasurer.

Certain Information Concerning Participants: Mariner, its directors, executive officers and certain members of management and employees may be soliciting proxies from Mariner’s shareholders in favor of the approval of the transaction. Information regarding such officers and directors is included in Mariner’s Annual Report of Form 10-K for the year ended December 31, 2003 filed with the SEC on March 15, 2004.

Forward Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Mariner cautions investors that any

Mariner Health Care Reports
Second Quarter 2004 Results
August 9, 2004

forward-looking statements we make are not guarantees or indicative of future performance. For additional information regarding factors that may cause our results of operations to differ materially from those presented herein, please see “Risk Factors” contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

You can identify forward-looking statements as those that are not historical in nature, particularly those that use terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “contemplate,” “estimate,” “believe,” “plan,” “project,” “predict,” “potential” or “continue,” or the negative of these, or similar terms.

Any subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above, as well as the risk factors contained in our Annual Report for the year ended December 31, 2003 on Form 10-K. Except as required by law, we disclaim any obligation to update such statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

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MARINER HEALTH CARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA AND SUPPLEMENTAL
FINANCIAL INFORMATION
(in thousands, except percentages and per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2004	June 30, 2003	June 30, 2004	June 30, 2003
Statements of Operations Data:
Net revenue	$411,772	$426,607	$817,863	$847,114
Costs and expenses
Operating expenses
Wage and related costs	231,162	252,960	464,251	505,912
Supplies	23,012	25,274	46,134	49,908
Insurance	16,772	22,350	32,609	42,801
Provision for bad debt	3,822	4,890	6,833	9,257
Rent expense	8,092	8,765	16,351	17,504
Other	74,462	74,574	145,153	145,659

Total operating expenses	357,322	388,813	711,331	771,041
General and administrative	27,344	22,074	53,717	44,807
Merger related costs	2,142	—	2,142	—
Depreciation and amortization	10,618	9,296	20,275	17,846

Total costs and expenses	397,426	420,183	787,465	833,694

Operating income	14,346	6,424	30,398	13,420
Other income (expenses)
Interest expense	(8,489)	(9,576)	(17,706)	(17,789)
Interest income	739	692	1,489	1,520
Other	(31)	(1)	(36)	(51)

Income (loss) from continuing operations before taxes	6,565	(2,461)	14,145	(2,900)
Income tax provision (benefit)	732	(1,127)	1,627	(1,684)

Income (loss) from continuing operations	5,833	(1,334)	12,518	(1,216)
Discontinued operations
(Loss) gain on sale of discontinued operations, net of tax	(709)	—	(851)	3,600
Loss from discontinued operations, net of tax	(1,772)	(360)	(2,088)	(1,310)

Net income (loss)	$3,352	$(1,694)	$9,579	$1,074

Earnings (loss) per share - basic
Income (loss) from continuing operations	$0.29	$(0.07)	$0.63	$(0.06)
(Loss) gain on sale of discontinued operations	(0.03)	—	(0.04)	0.18
Loss from discontinued operations	(0.09)	(0.01)	(0.11)	(0.07)

Net income (loss) per share	$0.17	$(0.08)	$0.48	$0.05

Weighted average shares outstanding	20,012	20,000	20,010	20,000

Earnings (loss) per share - diluted
Income (loss) from continuing operations	$0.29	$(0.07)	$0.62	$(0.06)
(Loss) gain on sale of discontinued operations	(0.03)	—	(0.04)	0.18
Loss from discontinued operations	(0.09)	(0.01)	(0.11)	(0.07)

Net income (loss) per share	$0.17	$(0.08)	$0.47	$0.05

Weighted average shares outstanding	20,247	20,000	20,328	20,000

Operating statistics:
Sources of revenue:
Medicaid	47.4%	47.4%	46.6%	47.4%
Medicare	34.7%	34.3%	35.2%	34.2%
Private and other	17.9%	18.3%	18.2%	18.4%
EBITDA	$22,452	$15,359	$47,698	$33,505
Adjusted EBITDA	$27,075	$14,669	$52,779	$32,511

MARINER HEALTH CARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEET AND OTHER DATA
(in thousands, except other data)

	June 30, 2004	December 31, 2003
	(unaudited)
ASSETS
Current assets
Cash and cash equivalents	$26,815	$41,934
Receivables, net of allowance for doubtful accounts of $102,213 and $97,448, respectively	239,912	234,098
Prepaid expenses and other current assets	21,887	25,396

Total current assets	288,614	301,428
Property and equipment, net of accumulated depreciation of $79,194 and $59,255, respectively	535,946	544,356
Reorganization value in excess of amounts allocable to identifiable assets	192,771	192,771
Goodwill, net of accumulated amortization of $970	6,797	6,797
Restricted investments	17,397	19,300
Other assets	35,804	43,082

Total assets	$1,077,329	$1,107,734

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current maturities of long-term debt	$17,381	$9,663
Accounts payable	45,961	69,914
Accrued compensation and benefits	66,945	69,330
Accrued insurance obligations	72,312	54,315
Other current liabilities	53,147	42,202

Total current liabilities	255,746	245,424
Long-term debt, net of current maturities	367,107	379,973
Long-term insurance reserves	160,218	191,124
Other liabilities	25,253	31,741
Minority interest	3,355	3,319

Total liabilities	811,679	851,581
Total stockholders’ equity	265,650	256,153

Total liabilities and stockholders’ equity	$1,077,329	$1,107,734

Other data (skilled nursing facilities and assisted living facilities):
Number of facilities (end of period):
Owned	180	184
Leased	75	76
Managed	1	4

	256	264

Number of beds (end of period):
Owned	22,078	22,262
Leased	8,592	8,686
Managed	116	541

	30,786	31,489

MARINER HEALTH CARE , INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited, in thousands)

ADJUSTED EBITDA RECONCILIATION SCHEDULE

	Three Months Ended		Six Months Ended
	June 30, 2004	June 30, 2003	June 30, 2004	June 30, 2003
Net income	$3,352	$(1,694)	$9,579	$1,074
Add back:
Provision (benefit) for income taxes	732	(1,127)	1,627	(1,684)
Interest expense	8,489	9,576	17,706	17,789
Interest income	(739)	(692)	(1,489)	(1,520)
Depreciation and amortization	10,618	9,296	20,275	17,846

EBITDA	22,452	15,359	47,698	33,505
Adjustments:
Loss (gain) on sale of discontinued operations, net of tax	709	—	851	(3,600)
Loss from discontinued operations, net of tax	1,772	360	2,088	1,310
(Income) loss from operations of divested facilities(1)	—	(1,050)	—	1,296
Merger related costs	2,142	—	2,142	—

Adjusted EBITDA	$27,075	$14,669	$52,779	$32,511

(1) This amount relates to loss from operations on facilities that did not qualify for discontinued operations.

EBITDA (which we calculate as net income before taxes, interest expense, interest income, and depreciation and amortization) and Adjusted EBITDA (which we calculate as EBITDA excluding (loss) gain on sale of discontinued operations, net of tax, loss from discontinued operations, net of tax, (income) loss from operations of divested facilities, and merger related costs) are non-GAAP financial measures. For purposes of Regulation G (“Regulation G”) promulgated by the Securities and Exchange Commission, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, statement of stockholders’ equity, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measure, which we believe is net (loss) income. Management believes that the presentation of EBITDA and Adjusted EBITDA provide useful information to investors regarding our results of operations because (i) they are useful for trending, analyzing and benchmarking the performance and value of our business, and (ii) Adjusted EBITDA is the means used to calculate compliance with certain ratios appearing in our senior credit facility and the indenture governing our outstanding senior subordinated notes. EBITDA and Adjusted EBITDA should be considered in addition to, not as substitutes for, or superior to, GAAP financial measures or as indicators of operating performance.

MARINER HEALTH CARE, INC.
SUPPLEMENTAL FINANCIAL INFORMATION

(AS REPORTED - UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30, 2004	June 30, 2003	June 30, 2004	June 30, 2003
NET REVENUE (in thousands):
Skilled Nursing Services
Medicaid	$191,739	$200,819	$377,014	$397,969
Medicare - Part A	105,930	111,413	214,943	221,339
Private & other	81,860	86,540	160,275	170,144

Subtotal	379,529	398,772	752,232	789,452
LTAC	32,115	28,709	65,360	58,032
Other	128	(874)	271	(370)

Total	$411,772	$426,607	$817,863	$847,114

PATIENT DAYS (in thousands):
Skilled Nursing Services
Medicaid	1,581	1,764	3,152	3,500
Medicare - Part A	327	371	662	743
Private & other	431	497	861	996

Total	2,339	2,632	4,675	5,239

PER DIEM RATE (including ancillaries):
Skilled Nursing Services
Medicaid	$121.29	$113.87	$119.61	$113.71
Medicare - Part A	324.34	300.36	324.77	297.75
Private & other	189.83	173.97	186.18	170.85

Total(1)	$162.28	$151.52	$160.91	$150.68

Occupancy — Skilled Nursing Services	85.0%	85.5%	85.0%	85.5%

(1) Weighted average rates.

MARINER HEALTH CARE, INC.
SUPPLEMENTAL FINANCIAL INFORMATION

(SAME FACILITY OPERATIONS - UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30, 2004	June 30, 2003	June 30, 2004	June 30, 2003
NET REVENUE (in thousands):
Skilled Nursing Services
Medicaid	$191,673	$177,245	$376,558	$351,461
Medicare - Part A	105,931	96,472	214,944	191,119
Private & other	81,730	74,688	160,119	149,122

Subtotal	379,334	348,405	751,621	691,702
LTAC	32,115	28,709	65,360	58,032
Other	128	(874)	271	(370)

Total	$411,577	$376,240	$817,252	$749,364

PATIENT DAYS (in thousands):
Skilled Nursing Services
Medicaid	1,581	1,595	3,152	3,172
Medicare - Part A	327	320	662	641
Private & other	431	446	860	892

Total	2,339	2,361	4,674	4,705

PER DIEM RATE (including ancillaries):
Skilled Nursing Services
Medicaid	$121.24	$111.14	$119.46	$110.81
Medicare - Part A	324.34	301.05	324.77	298.13
Private & other	189.53	167.65	186.09	167.13

Total(1)	$162.20	$147.58	$160.80	$147.01

Occupancy - Skilled Nursing Services	85.2%	85.4%	85.1%	85.5%

(1) Weighted average rates.